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                       THE BURNHAM FUND INC. (THE 'FUND')
               SUPPLEMENT TO THE PROSPECTUS DATED APRIL 30, 1997

                                 ROTH IRA RIDER

This sticker supplements language contained under 'Retirement Plans' located on page 20 of the Fund Prospectus.

Under the Code, individuals may make wholly or partially tax deductible IRA contributions of up to $2,000 annually, depending on whether they are active participants in an employer-sponsored retirement plan and on their income level. However, dividends and distributions held in the account are not taxed until withdrawn in accordance with the provisions of the Code. An individual with a non-working spouse may establish a separate IRA for their spouse under the same conditions and contribute a maximum of $4,000 to either or both IRAs provided that no more than $2,000 may be contributed to the IRA of either spouse. Beginning January 1, 1998, investors satisfying statutory income level requirements may make non-deductible contributions of up to $2,000 annually to a Roth IRA, distributions from which are not subject to tax if a statutory five year holding period is satisfied. Investors should be aware that they may be subject to penalties or additional tax on contributions or withdrawals from IRAs or other retirement plans which are not permitted by the applicable provisions of the Code.